UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Note Purchase Agreement

On January 18, 2024, Venus Concept Inc. (the “Company”), Venus Concept USA Inc. (“Venus USA”), Venus Concept Canada Corp. (“Venus Canada”) and Venus Concept Ltd. (“Venus Israel,” and together with Venus USA and Venus Canada, the “Guarantors”) entered into a Note Purchase and Registration Rights Agreement (the “Note Purchase Agreement”) with EW Healthcare Partners, L.P. (“EW”) and EW Healthcare Partners-A, L.P. (“EW-A,” and together with EW, the “Investors”). Pursuant to the Note Purchase Agreement, the Company issued and sold to the Investors $2,000,000 in aggregate principal amount of secured subordinated convertible notes (the “Notes”).

The terms of the Notes are described below under “Notes.” The Notes are secured by a Guaranty and Security Agreement, dated January 18, 2024 (the “Security Agreement”), the terms of which are described below under “Security Agreement.”

Under the Note Purchase Agreement, the Company is required to file one or more demand shelf registration statements registering the resale of the shares of the Company’s common stock (“Common Stock”) issuable upon conversion of the Notes. The Company is required to file the initial registration statement no later than March 18, 2024 and cause such registration statement to be declared effective by the U.S. Securities and Exchange Commission (the “SEC”) as soon as practicable thereafter.

The Note Purchase Agreement contains customary representations, warranties and covenants by the Company, as well as indemnification obligations of the Company, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Note Purchase Agreement were made only for purposes of such agreement; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating such agreement; and may be subject to materiality and knowledge qualifiers applicable to the parties that differ from those applicable to the investors generally. Investors should not rely on such representations, warranties or covenants, or any description thereof, as characterizations of the actual state of facts or condition of the Company.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, a copy of which is filed hereto as Exhibit 10.1.

Notes

The Notes accrue interest at a rate equal to the 90-day adjusted term Secured Overnight Financing Rate (SOFR) plus 8.50% per annum; provided, however, that if there is an Event of Default (as defined below), the then-applicable interest rate will increase by 4.00% per annum. Interest is payable in kind in arrears on the last business day of each calendar quarter of each year after the original issuance date, beginning on March 31, 2024. The Notes mature on December 9, 2025, unless earlier redeemed or converted, at which time all outstanding principal and interest is payable in cash, except as described below.

At any time prior to the maturity date, a holder may convert the Notes at their option into shares of Common Stock at the then-applicable conversion rate. The initial conversion rate is 799.3605 shares of Common Stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $1.251 per share of Common Stock. Accordingly, a maximum of 1,598,721 shares of Common Stock may be issued upon conversion of the Notes at the initial conversion rate. The conversion rate is subject to customary anti-dilution adjustments.

If a holder seeks to convert the Notes, but such conversion cannot be fully effectuated due to the application of the rules of the Nasdaq Capital Market, the Company is required to use commercially reasonable efforts to file a proxy statement with the SEC within 75 days after such desired conversion seeking requisite stockholder approval to issue all shares of Common Stock in excess of such limitation imposed by the Nasdaq Capital Market.

The Notes are redeemable, in whole and not in part, at the Company’s option at any time, at a redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, the redemption date, plus a redemption premium. The Company’ redemption option is subject to satisfaction of the conditions set forth in the Notes, including that a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Notes is effective and available for use.

The Investors have certain rights to require a successor entity to assume the Notes upon certain corporate events that constitute a “Fundamental Transaction,” as defined in the Notes. A Fundamental Transaction includes certain business combination transactions involving the Company. In the event of a Change of Control, as defined in the Notes, the Notes are redeemable at the option of the holder at par plus accrued and unpaid interest on the Notes subject to redemption, without a premium. A Change of Control includes acquisitions of 50% or more of the voting equity of the Company, other than by certain existing stockholders.

The Notes have customary provisions relating to the occurrence of “Events of Default,” as defined in the Notes. An Event of Default includes the following: (i) the Company’s failure to deliver the required number of shares of Common Stock issuable upon conversion of the Notes within ten trading days after the applicable conversion date; (ii) the Company’s failure to pay the holder any principal, interest or any other amount due under any other transaction agreement; (iii) a default under that certain Loan and Security Agreement, dated December 8, 2020, among Venus USA, as borrower, the Company, as guarantor, and City National Bank of Florida, as agent and lender; (iv) certain events of bankruptcy, insolvency and reorganization involving any obligor, or any of the Company’s subsidiaries; (v) the rendering of certain final judgments against the Company or any guarantor for the payment of more $500,000, where such judgment remains unpaid for a period of thirty (30) consecutive days; (vi) the Company’s failure to comply with certain covenants in the Notes; (vii) any representation or warranty of the Company in any transaction document is incorrect or misleading in any material respect when given; (viii) the failure of any obligor to comply with any covenants in the transaction documents which is not cured within 30 days; (ix) the failure of any material provision of the transaction document to be enforceable against the Company or its subsidiaries party thereto; and (x) the Company’s Common Stock ceasing to be quoted on the Nasdaq Capital Market.

If an Event of Default occurs, then the Investors may, subject to the terms of the CNB Subordination Agreement (as defined below), (i) declare the outstanding principal amount of the Notes, all accrued and unpaid interest and all other amounts owing under the Notes and other transaction documents entered into in connection therewith to be immediately become due and payable, without any further action or notice by any person, and (ii) exercise all rights and remedies available to them under the Notes, the Security Agreement and any other document entered into in connection with the foregoing.

In the case of conversion of the Notes on the maturity date, any redemption date or any date of any required payment upon an Event of Default, as applicable, on which the entire outstanding principal of Notes is to be repaid, redeemed or prepaid in full, the Company, at the option of the holder, may satisfy its obligation to pay cash by delivering a combination of cash and shares of Common Stock, with such shares of Common Stock valued in accordance with the then-effective conversion rate.

The Notes are not assignable to a third party, other than to an affiliate of the Investors, without the prior written consent of the Company and subject to certain conditions and exceptions set forth in the Notes.

The Notes constitute the Company’s secured, subordinated obligations and are (i) equal in right of payment with the Company’s existing and future senior unsecured indebtedness; (ii) senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated to the Notes; and (iii) subordinated to the Company’s existing secured indebtedness in a manner consistent with the Existing Subordination Agreements (as defined below).

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note, copies of which are filed hereto as Exhibit 10.2 and Exhibit 10.3.

Security Agreement

On January 18, 2024, the Company and the Guarantors entered into the Security Agreement with EW, as collateral agent. Pursuant to the Security Agreement, the Guarantors jointly and severally guaranteed to the Investors the prompt payment of all outstanding amounts under the Notes when due. The Guarantors also granted to the Investors a security interest in substantially all of their assets to secure the obligations under the Notes.

Pursuant to the Security Agreement, during the continuance of an Event of Default under the Notes, if the Company is unable to repay all outstanding amounts under the Notes, the Investors may, subject to the terms of the CNB Subordination Agreement (as defined below), foreclose on the collateral to collateralize such indebtedness. Any such foreclosure could significantly affect the Company’s ability to operate its business.

The Security Agreement contains various covenants that limit the Company’s ability to engage in specified types of transactions. Subject to limited exceptions, these covenants include restrictions on the Company’s ability, to incur, create or permit to exist additional indebtedness, or liens, and to make certain changes to its ownership structure, in each case without the Investor’s consent.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, a copy of which is filed hereto as Exhibit 10.4.

CNB Subordination Agreement

On January 18, 2024, the Company and the Guarantors entered into a Subordination of Debt Agreement (the “CNB Subordination Agreement”) with City National Bank of Florida (“CNB”) and the Investors.

The CNB Subordination Agreement provides that the Notes are subordinated to the Company’s existing secured indebtedness with CNB, in a manner consistent with the subordination of the Secured Subordinated Convertible Notes, dated October 4, 2023 (the “Madryn Notes”), issued to Madryn Health Partners, LP and Madryn Health Partners (Cayman Master) (collectively, “Madryn”) pursuant to those certain existing Subordination of Debt Agreements, dated as of December 8, 2020 entered into by the Company and the Guarantors, CNB, and Madryn (the “Existing Subordination Agreements”). The Notes and the Madryn Notes are secured by the same collateral, except that the Notes also receive a first priority perfected security interest and lien on the Company’s right to receive certain amounts from the Internal Revenue Service in respect of certain employee retention credits claimed by the Company (defined in the Notes as the “ERC Claim”).

The foregoing description of the CNB Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the CNB Subordination Agreement, a copy of which is filed hereto as Exhibit 10.5.

Loan Modification Agreement

On January 18, 2024, the Company and the Guarantors entered into a Loan Modification Agreement (the “Loan Modification Agreement”) with CNB and Madryn. The Loan Modification Agreement amends the Loan and Security Agreement, dated December 8, 2020, between Venus USA and CNB (the “Original Main Street Loan Agreement”) to, among other things, satisfy the 2023 Minimum Deposit Requirements (as defined in the Loan Modification Agreement) and defer the testing of the Minimum Deposit Relationship obligations set forth in the Original Main Street Loan Agreement for the monthly periods ending on January 31, 2024, February 28, 2024 and March 31, 2024 until April 30, 2024.

The foregoing description of the Loan Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Modification Agreement, a copy of which is filed hereto as Exhibit 10.6.

Item 2.03.	Creation of a Direct Financial Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the Investors in reliance upon Section 4(a)(2) of the Securities Act in transactions not involving any public offering. Any shares of Common Stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders.

Item 7.01.	Regulation FD Disclosure.

On January 19, 2024, the Company issued a press release regarding the entry into the Note Purchase Agreement and the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about the issuance of the Notes, the entry into the Note Purchase Agreement and Security Agreement, the CNB Subordination Agreement and the Loan Modification Agreement and any potential conversion of the Notes. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management’s beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions, including the global economic impact of COVID-19, and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part II Item 1A—“Risk Factors” in the Company’s Quarterly Reports on Form 10-Q and Part I Item 1A—“Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Note Purchase and Regristration Rights Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd., EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P.

10.2	Form of Secured Subordinated Convertible Note Issued by Venus Concept Inc. to EW Healthcare Partners, L.P.
10.3	Form of Secured Subordinated Convertible Note Issued by Venus Concept Inc. to EW Healthcare Partners-A, L.P.
10.4
Guaranty and Security Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd. and EW Healthcare Partners, L.P., as Collateral Agent.

10.5
Subordination of Debt Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd., City National Bank of Florida, EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P.

10.6
Loan Modification Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd., City National Bank of Florida, Madryn Health Partners, LP and Madryn Health Partners (Cayman Master).

99.1	Press release dated January 19, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: January 19, 2024	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer